      As filed with the Securities and Exchange Commission on March 6, 2000
                                                      Registration No. 333-89795
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ----------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ----------

                               DIGITAL RIVER, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                          7375                 41-1901640
(State of Incorporation)   (Primary Standard Industrial   (I.R.S. Employer
                           Classification Code Number)    Identification No.)

                                  ----------

                         9625 W. 76TH STREET, SUITE 150
                             EDEN PRAIRIE, MN 55344
                                 (612) 253-1234
   (Address, including zip code, and telephone number, including area code of
                    Registrant's principal executive offices)

                                  ----------

                                 JOEL A. RONNING
                             CHIEF EXECUTIVE OFFICER
                               DIGITAL RIVER, INC.
                         9625 W. 76TH STREET, SUITE 150
                             EDEN PRAIRIE, MN 55344
                                 (612) 253-1234

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  ----------

                                   Copies to:
                               MICHAEL J. SULLIVAN
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                             SAN FRANCISCO, CA 94111
                                 (415) 693-2000

                                  ----------

                       TERMINATION OF OFFERING AND REMOVAL
                         OF SECURITIES FROM REGISTRATION

         Pursuant to an undertaking made in Item 17 of the Registration Statement as filed with the Commission on October 27, 1999 (Registration No. 333-89795), the Registrant hereby removes from registration 54,904 shares of Common Stock of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota on March 6, 2000.

                                          DIGITAL RIVER, INC.

                                     By:  /s/ Robert E. Strawman
                                          ----------------------------
                                          Robert E. Strawman
                                          Chief Financial Officer and Treasurer,
                                          (Principal Financial and Accounting
                                          Officer)

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capabilities and on the date indicated.



                      SIGNATURE                                               TITLE                              DATE

/s/ Joel A. Ronning                                        Chief Executive Officer and Director            March 6, 2000
---------------------------------------------              (Principal Executive Officer)
             Joel A. Ronning

/s/ Robert E. Strawman                                     Chief Financial Officer and Treasurer           March 6, 2000
---------------------------------------------              (Principal Financial and Accounting
           Robert E. Strawman                              Officer)

/s/ Perry W. Steiner                                       President and Director                          March 6, 2000
---------------------------------------------
            Perry W. Steiner

/s/ William Lansing                                        Director                                        March 6, 2000
---------------------------------------------
             William Lansing

/s/Thomas F. Madison                                       Director                                        March 6, 2000
---------------------------------------------
            Thomas F. Madison

/s/ Christopher J. Sharples                                Director                                        March 6, 2000
---------------------------------------------
         Christopher J. Sharples

/s/ J. Paul Thorin                                         Director                                        March 6, 2000
---------------------------------------------
             J. Paul Thorin

/s/ Timothy C. Choate                                      Director                                        March 6, 2000
---------------------------------------------
            Timothy C. Choate



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